Forward-Looking Statements and Non-GAAP Measures • This presentation includes forward-looking statements about the future business and financial performance, plans, goals, beliefs, or expectations of the Company and its industry. Forward-looking statements may be identified by the use of words such as “believes,” “thinks,” “anticipates,” “expects,” “intends,” “plans,” “likely,” “will,”, “forecast,” “projects,” “could,” “estimates,” “may,” “potential,” “should,” “would,” and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. All of these forward-looking statements are based on estimates and assumptions made by the Company’s management that, although believed by the Company to be reasonable, are inherently uncertain because they relate to events and depend on circumstances that will occur in the future whether or not outside the control of the Company. Forward-looking statements involve risks, uncertainties, assumptions and other factors, including, but not limited to: our current and future levels of indebtedness and our ability to refinance, amend or repay our indebtedness and changes in availability of capital and cost of capital; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming arrangements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Trump Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States ("U.S.") Department of Defense is currently operating under; award fee determination; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the LOGCAP IV contract and any impact from the result of the LOGCAP IV re-compete ("LOGCAP V"); the outcome of future extensions on awarded contracts and the outcomes of recompetes on existing programs; changes in the demand for services provided by our joint venture partners; changes due to pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests, including, without limitation, the protest against awards for LOGCAP V filed by the Company on April 22, 2019; impact of lower than expected win rates for new business; acts of war or terrorist activities, including cybersecurity threats; changes in significant operating expenses; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity ("IDIQ") contracts and indefinite quantity contracts ("IQC"); the timing or magnitude of any award, performance or incentive fee or any penalty, liquidated damages or disincentive under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time and materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; impact of the tax reform legislation known colloquially as the Tax Cuts and Jobs Act or other tax reform implemented by the Trump Administration, and any subsequent administration or Congress; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by changes in management or other restructuring activities; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) on March 19, 2019, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. These risks and uncertainties may cause the Company’s business, strategy or actual results or events to differ materially from the statements made herein. • All forward looking statements included in this presentation are based upon information presently available. The Company undertakes no obligation to update or revise any forward-looking statement it makes to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk Factors” and “Forward-Looking Statements” detailed from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), which are available on the Company’s website, www.dyn-intl.com, and on the SEC’s website, www.sec.gov. • This presentation includes non-GAAP financial measures, including EBITDA and Adjusted EBITDA, that are different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. These measures may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenues, net income, cost of services or other measures of financial performance or liquidity under GAAP. Management believes these non-GAAP financial measures are useful in evaluating operating performance and are regularly used by investors, lenders and other interested parties in reviewing the Company. For a reconciliation of the Company’s non-GAAP financial measures to the most comparable GAAP financial measures, see the Appendix in this presentation and the earnings press release dated May 14, 2019 filed with the SEC as an exhibit to a Current Report on Form 8-K and posted on our website. CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Executive Summary • DynCorp Intl (or the “Company”) is a leading global services provider of aviation solutions, intelligence, logistics, operations and training services in the United States and internationally. The Company is composed of two segments: – DynAviation: provides services including aviation maintenance and support, integrated air operations, flight readiness and testing (~49% of Revenue) – DynLogistics: provides services including logistics and base support services in contingency operations, training, solutions within intelligence and IT, and Maintenance Repair Overhaul (“MRO”) Support (~51% of Revenue) • The Company has experienced strong operating and financial performance in LTM 3/31/19 – Several new wins in 2019 coupled with a healthy pipeline of opportunities • The Company has a long history of managing and maintaining a strong balance sheet with meaningful liquidity – The amount of net debt has been reduced every year since Cerberus’ acquisition in 2010, resulting in a ~70% reduction as of Q1 2019 Proposed Financing Structure • The Company is seeking to refinance its existing capital structure with the following: – New $70 million Revolver – New $360 million Term Loan B • Pro Forma for the Transaction, Total Leverage will be 2.0x, based upon LTM 3/31/19A Adj. EBITDA of $182 million, or 2.6x based upon FY2019E Adj. EBITDA of $136 million – Resulting in $122 million, or 0.6x reduction in total leverage CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Sources & Uses and Pro Forma Capitalization

Sources & Uses

($ in millions) Sources of Funds	Amount
Cash from Balance Sheet	$147
New Revolver ($70mm)	--
New Term Loan B	360
Total Sources	**$507**

Uses of Funds	Amount
Refi Existing First Lien Term Loan B	$60
Refi Existing 11.875% Second Lien Notes	388
Refi Existing Cerberus Third Lien PIK Notes	35
Accrued Interest	12
Estimated Fees & Expenses [1]	13
Total Uses	**$507**

Pro Forma Capitalization

($ in millions)	Tenor	Rate	3/31/19A	Adj.	Pro Forma Amount
Cash & Cash Equivalents			$189	($147)	$43
Revolving Credit Facility ($86mm)	7/7/2019	L + 550 bps	--	--	--
First Lien Term Loan B	7/7/2020	L + 600 bps	60	(60)	--
New Revolver ($70mm)	***5 years***	--	--	--	--
New Term Loan B	***6 years***	--	--	***360***	***360***
First Lien Debt			**$60**		**$360**
11.875% Second Lien Notes	11/30/2020	11.875%	388	(388)	--
Cerberus Third Lien PIK Notes	6/15/2026	--	35	(35)	--
Total Debt			**$482**		**$360**

Pro Forma Financials	**LTM 3/31/19A**	**PF LTM 3/31/19A**
Adj. EBITDA	$182	$182
Cash Interest	46	28
Total Capex	5	5
Pro Forma Credit Statistics		
First Lien Debt / Adj. EBITDA	0.3x	2.0x
Total Debt / Adj. EBITDA	2.6x	2.0x
Adj. EBITDA / Cash Interest	4.0x	6.4x
(Adj. EBITDA - Total Capex) / Cash Interest	3.9x	6.3x

(1) *Includes OID, financing fees and other transaction expenses.*

CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Summary of Indicative Terms

Borrower:	DynCorp International, Inc.	
Facility:	$70 million Revolving Credit Facility	$360 million Term Loan B
Guarantors:	Delta Tucker Holdings, Inc. and existing and future direct and indirect domestic subsidiaries subject to exceptions as agreed upon	
Security:	Substantially all assets of the Borrower and Guarantors subject to exceptions to be agreed upon	
Tenor:	5 years	6 years
LIBOR Floor:	0.00%	
Amortization:	N/A	2.5% per annum
Mandatory Prepayments:	▪ 100% Debt Issuance ▪ 100% Asset Sales, with 12 months to identify reinvestment, plus 180 days to reinvest ▪ 75% Excess Cash Flow with step down to 50% and 0% at Total Net Leverage of 2.5x and 1.5x	
Call Protection:	N/A	101 soft call for 12 months
Financial Covenants:	Max. Secured Net Leverage: 4.25x	

Key Negative Covenants:	▪ Incremental: $75 million free and clear plus unlimited amounts subject to 2.75x First Lien Net Leverage
	  ▪ 50 bps MFN for life
	▪ Ratio Indebtedness: 1st lien unlimited up to 2.75x First Lien Net Leverage; 2nd lien unlimited up to 4.25x Secured Net Leverage and PF Covenant Compliance and unsecured indebtedness up to 4.75x Total Net Leverage
	▪ Investments/Restricted Payments/Junior Debt Repayment
	  ▪ Available Amount equal to 50% CNI (for RPs and Investments, subject to 2.75x First Lien Net Leverage; for Junior Debt Repayments, subject to 2.75x Secured Net Leverage and, in each case, no default or EoD)
	  ▪ Ratio basket – unlimited up to 2.0x First Lien Net Leverage
	  ▪ RP General basket – $35 million in aggregate subject to no default or EoD	

CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Transaction Timetable July 2019 August 2019 S M T W T F S S M T W T F S 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 31 Bank Holiday Key Date Day: Key Transaction Dates July 25th • Lender Meeting Aug 8th • Commitments Due Week of Aug 12th • Close and Fund CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Key Credit Highlights

1 Record Backlog Provides Significant Revenue Visibility

- Robust backlog expected to reach $7.3 billion[1] by 2019E with Backlog / LTM Sales Coverage of ~3.5x
- Several significant wins in 2019
- Excellent CPARs support new business wins

2 Recent Award Activity Lowers Exposure to Afghanistan

- Enduring, highly, differentiated services built over decades of long-standing relationships with key customers
- Projected to significantly decrease exposure to Afghanistan

3 Long Track Record of Debt Reduction

- Consistently demonstrated its commitment to pay down debt, most notably through prepayments of the Term Loan B
- The amount of net debt has been reduced every year since Cerberus' acquisition in 2010, resulting in a ~70% reduction as of Q1 2019

4 Positive U.S. Defense Budget Trends and Outlook

- Bipartisan Budget Act of 2018 increased National Defense spending caps $80 billion in FY'18 and $85 billion in FY'19
- $244 billion FY'19 Operations & Maintenance ("O&M") funding is up ~13% since FY'17
- DynCorp Intl has scale, flexibility and capability to support an array of security & foreign policy challenges

(1) *Includes recently awarded contracts under protest: AFM East, AFM West, and CBP. Assumes the Company is successful during the protest cycle.*

CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

1 Record Backlog Provides Significant Revenue Visibility Recent Contract Wins 2019 Backlog Expected to Grow to Record Levels ($ in millions) ($ in millions) $7,319 Contract Value POP 1,400 Aviation Field Maintenance East $2,400 8-Yr Contract 769 CBP Aircraft Maintenance 1,400 10-Yr Contract $4,169 $4,052 Aviation Field Maintenance West 1,100 8-Yr Contract $3,716 2,448 TH-57 Award 302 4-Yr Contract CMMARS UC-35 112 5-Yr Contract 2,702 U.S. Coast Guard ALC C-130 52 5-Yr Contract 2016A 2017A 2018A 2019E 1 Backlog AFM East AFM West CBP Recently awarded DynCorp Intl Expects to Grow its Backlog by a CAGR of 25% from 2016A to 2019E ____________________ Backlog consists of funded and unfunded amounts under contract and is the actual dollar value of priced exercised and unexercised options. Backlog does not include future potential task order expected to be awarded under IDIQ or other master agreement contract vehicles. (1) 2019E Backlog includes recently awarded contracts under protest: AFM East, AFM West, and CBP. Assumes the Company is successful during the protest cycle. Backlog as of Q1 2019A $3.7bn. CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

1 Record Backlog Provides Significant Revenue Visibility  Significant backlog1 expected by year end provides insight into contracted revenue base with a Backlog / LTM Sales ratio of 3.5x  ~97% of projected 2019E Revenue from existing contracts  The Company has won more than $5 billion of new awards in 2019  Market leading CPARs supports ability to win recompete business 2019E Backlog / Sales Coverage Geographic Diversity2 ($ in millions) Other Americas 4% 3.5x Other 9% U.S. $7,319 Middle East 42% 12% $2,095 Afghanistan 2019E Backlog 1 LTM Revenue 33% ____________________ (1) 2019E Backlog includes recently awarded contracts under protest: AFM East, AFM West, and CBP. Assumes the Company is successful during the protest cycle. Backlog as of Q1 2019A $3.7bn. (2) By Revenue as of LTM 3/31/19A. CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

2 Recent Award Activity Lowers Exposure to Afghanistan

Recent Wins and Losses Lowers Exposure to Afghanistan

- 2018A Afghanistan Revenue at 32% of Total Revenue
- 2020E Afghanistan Revenue forecast at 21% of Total Revenue
- Outer year Revenue as a % of Total Revenue expected to be in mid-teens
- Exposure reduced by approximately 50% by 2023E



~50% Reduction
32%
30%
21%
19%
17%
16%
2018A
2019E
2020E
2021E
2022E
2023E

Top 10 Contracts by 2018A Revenue

Contract	Customer	Start Date	Recompete Start Date	% of 2018 Revenue
LOGCAP IV	U.S. Army	2009	2019	23%
AFM TASM	U.S. Army	2013	2019	8%
T-6 COMBS	U.S. Air Force	2017	N/A	7%
ALiSS	DoS	2015	2023	6%
ANA/ANP	U.S. Army	2015	2020	6%
T34/44/6	U.S. Navy	2014	2019	5%
CLS Transport	U.S. Army	2017	2023	5%
INL Air Wing	DoS	1991	N/A	5%
Pax River II	U.S. Navy	2017	2022	5%
G4 INSCOM	Army	2016	2019	4%
Total				74%

2018A Pro Forma Top Contracts[1]

Contract	Customer	Start Date	Recompete Start Date	% of 2018 Revenue
AFM East/West	**U.S. Army**	**2019**	**2027**	**16% - 19%**
ALiSS	DoS	2015	2023	6%
ANA/ANP	U.S. Army	2015	2020	6%
T34/44/6	U.S. Navy	2014	2019	5%
CBP	**DHS**	**2019**	**2029**	**5%**
CLS Transport	U.S. Army	2017	2023	5%
Pax River II	U.S. Navy	2017	2022	5%
Andrews VIPSAM	U.S. Air Force	2019	2023	3%
TH-57	**U.S. Navy**	**2019**	**2022**	**3%**
Total				54%-57%

(1) *2018 Contracts by Revenue adjusted for recent award activity.*

CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Financial Review – Income Statement ($ in millions) FYE 12/31, LTM FYE 12/31, CAGR 2016A 2017A 2018A Q1 2019A 2019E '16A - Q1 '19A DynAviation $1,202.5 $1,208.8 $1,114.4 $1,021.5 $958.6 (7.0%) DynLogistics 633.6 796.2 1,034.0 1,073.0 993.9 26.4% Headquarters / Other 0.0 (0.5) (0.1) 0.3 (0.1) -- Revenue $1,836.2 $2,004.4 $2,148.3 $2,094.8 $1,952.4 6.0% % Growth (4.5%) 9.2% 7.2% -- (9.1%) COGS (1,635.3) (1,759.6) (1,857.3) (1,811.4) (1,713.1) Gross Margin 200.9 244.9 291.0 283.4 239.3 16.5% % Margin 10.9% 12.2% 13.5% 13.5% 12.3% SG&A (139.5) (107.8) (97.7) (98.1) (105.1) Other Operating Income / Expenses 2.8 (0.1) (2.3) (2.5) (1.4) EBITDA $64.2 $136.9 $191.0 $182.9 $132.8 59.3% % Margin 3.5% 6.8% 8.9% 8.7% 6.8% Adjustments 1 36.8 15.6 (0.9) (0.7) 3.0 Adjusted EBITDA $101.0 $152.5 $190.1 $182.2 $135.8 30.0% % Margin 5.5% 7.6% 8.8% 8.7% 7.0% Net Debt $514.2 $412.4 $287.9 $289.6 $276.3 Net Debt / Adjusted EBITDA 5.1x 2.7x 1.5x 1.6x 2.0x ____________________ Debt is net of Original Issue Discount (OID) and Deferred Financing Costs. (1) See Appendix section for EBITDA reconciliation. CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Pro Forma Financials – Adjusted for Program Completions ($ in millions) FYE 12/31, 2018A Adjustments Pro Forma DynAviation $1,114 ($294) $820 DynLogistics 1,034 (69) 965 Headquarters / Other (0) 0 (0) Revenue $2,148 ($363) $1,785 Adjusted EBITDA $190 ($62) $128 Adjusted EBITDA Margin 8.8% 7.2% ($ in millions) 2018 Pro Forma Reconciliation 1 2018A Revenue $2,148 Program INL Air Wing Revenue ($106) T-6 Revenue (145) All Other (112) Total Adjustments ($363) ____________________ Note: Pro Forma Adj. EBITDA include $4.0 million from the settlement of NG matter. CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

EBITDA Reconciliation ($ in millions) FYE 12/31, LTM 2016A 2017A 2018A Q1 2019A EBITDA $64.2 $136.9 $191.0 $182.9 Adjustments: 1 Gain / Loss adjustments per Credit Agreement 9.6 6.3 1.0 0.5 2 SBC, severance, relocation / retention expense 1.8 2.0 (0.0) (0.3) 3 Cerberus fees 3.1 2.0 0.1 0.1 4 Global Advisory Group expenses 23.1 6.9 -- -- 5 Other (0.6) (1.6) (2.0) (1.0) Total Adjustments 36.8 15.6 (0.9) (0.7) Adjusted EBITDA $101.0 $152.5 $190.1 $182.2 1• Gain / Loss adjustments per Credit Agreement: Includes the $1.8 million impairment of investment in affiliates and certain costs associated with the Refinancing in 2016 as well as certain unusual income and expense items, as defined in the Indenture and New Senior Credit Facility. 2• SBC, severance, relocation / retention expense: Includes post-employment benefit expense related to severance in accordance with ASC 712 - Compensation, relocation expenses, retention expense and share. 3• Cerberus fees: Includes Cerberus Operations and Advisory Company expenses, net of recovery. 4• Global Advisory Group expenses: Reflects Global Advisory Group cost incurred, which is added back to Adjusted EBITDA under the Indenture and New Senior Credit Facility in an aggregate amount of $30 million. This was fully utilized as of the second quarter of calendar year 2017. 5• Other: Includes changes due to fluctuations in foreign exchange rates, earnings from affiliates not received in cash, costs incurred pursuant to ASC 805 - Business Combination and other immaterial items. CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Credit Agreement Adjusted EBITDA Calculation by Segment

($ in millions)	FYE 12/31/2018			
	DynAviation	DynLogistics	HQ/Other	Consolidated
Operating Income (loss)	**$95.3**	**$113.8**	**($43.2)**	**$165.9**
1 Depreciation and Amortization	1.3	2.3	23.9	27.5
Loss on early extinguishment of debt	–	–	(4.0)	(4.0)
Noncontrolling interests	–	–	(1.1)	(1.1)
Other income, net	1.0	0.0	1.6	2.7
2 **EBITDA**	**$97.6**	**$116.2**	**($22.8)**	**$191.0**
3 Income/expense or gain/loss adjustments per Credit Agreement	($3.4)	($5.7)	$10.1	$1.0
4 Employee share based compensation, severance & relocation	(0.5)	0.3	0.1	(0.0)
5 Cerberus fees	0.1	0.0	0.0	0.1
6 Other	–	0.0	(2.0)	(2.0)
Adjusted EBITDA	**$93.8**	**$110.9**	**($14.7)**	**$190.1**

1 **Depreciation and Amortization:** includes amounts classified as Cost of services in the consolidated statements of operations of DTH, Inc.

2 **EBITDA:** defined as GAAP net income attributable to DTH, Inc. adjusted for interest, taxes, depreciation and amortization.

3 **Gain / Loss adjustments per Credit Agreement:** Includes the $1.8 million impairment of investment in affiliates and certain costs associated with the Refinancing in 2016 as well as certain unusual income and expense items, as defined in the Indenture and New Senior Credit Facility.

4 **SBC, severance, relocation / retention expense**: Includes post-employment benefit expense related to severance in accordance with ASC 712 - Compensation, relocation expenses, retention expense and share.

5 **Cerberus fees:** Includes Cerberus Operations and Advisory Company expenses, net of recovery.

6 **Other:** Includes changes due to fluctuations in foreign exchange rates, earnings from affiliates not received in cash, costs incurred pursuant to ASC 805 - Business Combination and other immaterial items.

CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION

Condensed Statements of Cash Flows ($ in millions) FYE 12/31, LTM 2017A 2018A Q1 2019A Cash Flow Information: Net cash provided by operating activities $73.2 $146.6 $142.5 Net cash used in investing activities (6.8) (5.5) (2.6) Net cash used in financing activities (24.0) (105.5) (68.3) Net cash provided by operating activities 73.2 146.6 142.5 Less: Purchase of property and equipment (8.8) (8.9) (4.6) Proceeds from sale of property and equipment 0.5 0.0 0.0 Less: Purchase of software (1.3) (0.5) (0.6) Free Cash Flow $63.6 $137.2 $137.3 CONFIDENTIAL AND PROPRIETARY BUSINESS INFORMATION